UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5

(Address of principal executive offices, including Zip Code)

(303) 927-2337 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Sale and Purchase Agreement

On April 3, 2012, Molson Coors Holdco – 2 Inc., a Delaware corporation (the “Purchaser”), a wholly owned subsidiary of Molson Coors Brewing Company (the “Company”), entered into a sale and purchase agreement (the “SPA”) to purchase all of the share capital of Starbev Holdings S.à r.l. (including its subsidiaries, “Starbev”) from Starbev L.P. (such acquisition, the “Transaction”). In connection with the Transaction, the Purchaser also concurrently entered into a management warranty deed (the “Management Warranty Deed”) pursuant to which certain members of Starbev’s senior management have made warranties to the Purchaser in respect of the Starbev business.

Including the payoff of existing Starbev indebtedness, the total purchase price in the Transaction is approximately €2.65 billion. The Company has guaranteed the obligations of the Purchaser through the closing of the Transaction, including the payment of the purchase price. In connection with the obligation to pay the purchase price, the Company and certain of its subsidiaries have entered into certain loan facilities as further described below. In addition, €500 million of the purchase price will be paid through the issuance of a convertible note to the seller on terms set forth in a Convertible Note Term Sheet, as further described below.

The SPA, the Management Warranty Deed and the Convertible Note Term Sheet collectively set forth the material terms of the Transaction. The Transaction is conditioned only upon the receipt of certain European competition law approvals. The Purchaser may also terminate the SPA upon uncured and material breaches of certain covenants and warranties by the seller or the Starbev management team, or in the event of a binding order from the Serbian Commission for the Protection of Competition or the European Commission prohibiting the Transaction.

The seller has agreed to cause Starbev to operate in the ordinary course of business through the closing of the Transaction, and management has provided a warranty to the same effect. Additionally, the seller has agreed, among other things, that (i) it and its affiliates and representatives will not negotiate or discuss with any other party an alternative transaction to the Transaction, (ii) it shall use all reasonable endeavors to cause Starbev to cooperate with the Purchaser’s financing of the Transaction and (iii) it shall use all reasonable endeavors to take all actions and to cooperate fully in all actions necessary, proper or advisable to consummate the transactions contemplated by the SPA.

The seller’s warranties include warranties as to the capitalization of Starbev and the binding nature of the SPA and the Management Warranty Deed. Warranties from Starbev management include warranties as to, among other things, (i) authority, (ii) capitalization, (iii) financial statements, (iv) undisclosed liabilities, (v) ordinary course activity, (vi) indebtedness, (vii) compliance with laws, (viii) intellectual property, (ix) contracts, (x) insurance, (xi) employees, (xii) properties, (xiii) tax, (xiv) the environment and (xv) ownership of assets.

The Purchaser’s remedies in respect of breaches of the agreements are against the seller and are limited, including in duration and amount, as set forth in the SPA and the Management Warranty Deed. The Purchaser may choose to recover any damages due from the seller by offsetting against amounts owed under the convertible note to be issued to the seller in connection with the Transaction, as further described below.

The foregoing description of the material terms of the SPA and the Management Warranty Deed is qualified in its entirety by reference to the SPA and Management Warranty Deed, respectively, copies of which are attached hereto as Exhibits 2.1 and 2.2 and incorporated by reference herein.

Convertible Note

The SPA includes an agreed form of a convertible note term sheet (the “Convertible Note Term Sheet”) setting out the material terms of a €500,000,000 Zero Coupon Senior Unsecured Convertible Note due 2013 (the “Convertible Note”) to be issued by Molson Coors Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Issuer”), to Starbev L.P. (the “Holder”) upon the closing of the Transaction. While the Convertible Note itself is subject to final documentation and execution, the summary of the Convertible Note described herein is based on the material terms set forth in the agreed form of Convertible Note Term Sheet.

The Convertible Note will mature on December 31, 2013. The Convertible Note will be a senior unsecured obligation of the Issuer and will be guaranteed by the Company. The Convertible Note will allow the Holder to put the Convertible Note to the Issuer beginning on the earlier of (i) the date that is 30 days after the Company announces its 2012 annual financial results and (ii) March 31, 2013 and ending on December 19, 2013 (the “Conversion Period”) for the greater of the principal amount of the Convertible Note and the aggregate cash value of 12,894,044 shares of the Company’s Class B Common Stock, as adjusted for certain corporate events of the Company (the “Notional Initial Number of Shares”). The Convertible Note will allow the Issuer to redeem the Convertible Note at par at any time during the Conversion Period if the aggregate cash value of the Notional Initial Number of Shares is greater than 140% of the principal amount of the Convertible Note on 20 Trading Days (as defined therein) during a period of 30 consecutive Trading Days preceding the giving of a redemption notice. At maturity, the Issuer will owe to the Holder the greater of the principal amount and the aggregate cash value of the Notional Initial Number of Shares. Any amount the Issuer then owes to the Holder in excess of the principal amount can, at only the Issuer’s option, be settled in shares of the Company’s Class B Common Stock. The Issuer and the Holder will enter into a Registration Rights Agreement pursuant to which any shares of the Company’s Class B Common Stock to be issued pursuant to the Convertible Note, if the Issuer elects to settle in shares rather than cash, may be registered for resale to the public.

The Convertible Note will contain a cross acceleration provision that will be triggered if the repayment of any indebtedness for borrowed money owing by the Company, the Issuer or any of the Company’s significant subsidiaries (as defined in Regulation S-X of the rules of the U.S. Securities and Exchange Commission) is accelerated by reason of the failure to perform any covenant or agreement applicable to such indebtedness, which acceleration has not been rescinded or annulled, and a cross default provision that will be triggered if the Company, the Issuer or any of the Company’s significant subsidiaries (as defined in Regulation S-X) defaults in respect of any payment of any indebtedness for borrowed money (subject to the lapse of any applicable grace period), in each case where the principal amount of such indebtedness exceeds the equivalent in the relevant currency of US$50,000,000. In addition, the Convertible Note shall contain (i) events of default substantially consistent with the type set forth in the outstanding notes issued by Molson Coors International LP pursuant to an indenture dated as of October 6, 2010 and (ii) conversion price adjustment provisions substantially consistent with the type set forth in the notes issued by the Company pursuant to an Indenture dated as of June 15, 2007.

The foregoing description of the material terms of the Convertible Note Term Sheet is qualified in its entirety by reference to the Convertible Note Term Sheet, a copy of which is attached hereto as Exhibit 10.7 and incorporated by reference herein.

Term Loan Agreement

On April 3, 2012, the Company entered into a Term Loan Agreement (the “Term Loan Agreement”) by and among the Company, the Lenders party thereto, and Deutsche Bank AG New York Branch, as Administrative Agent. Pursuant to the Term Loan Agreement, the Company may designate any wholly owned subsidiary of the Company that is organized under the laws of the Grand Duchy of Luxembourg as an additional borrower of the term loans (the “Additional Borrower”).

The Term Loan Agreement provides for a four-year term loan facility of US$300,000,000. The obligations under the Term Loan Agreement are general unsecured obligations of the Company. In connection with the Term Loan Agreement, the Company, Coors Brewing Company (“CBC”), MC Holding Company LLC (“MC Holding”), CBC Holdco LLC (“CBC Holdco”), CBC Holdco 2 LLC (“CBC Holdco 2”), Newco3, Inc. (“Newco”), Molson Coors International LP (“MCI LP”), Coors International Holdco, ULC (“Coors Holdco”), Molson Canada 2005 (“MC 2005”), Molson Coors Capital Finance ULC, (“MC Capital Finance”), Molson Coors International General, ULC (“International General”) and Molson Coors Callco ULC (“Callco”) entered into a Subsidiary Guarantee Agreement dated April 3, 2012 (the “Term Loan Subsidiary Guarantee Agreement”) pursuant to which (i) CBC, MC Holding, CBC Holdco, CBC Holdco 2, Newco, MCI LP, Coors Holdco, MC 2005, MC Capital Finance, International General and Callco agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company and (ii) any direct subsidiary organized under the laws of the Grand Duchy of Luxembourg will guarantee the payment when and as due of the obligations of the Additional Borrower (as defined therein) under the Term Loan Agreement, in each case, on the terms and subject to the conditions set forth in the Term Loan Subsidiary Guarantee Agreement. On the date that the Issuer issues the Convertible Note, the Issuer will also provide a guarantee of the obligations of the Company under the Term Loan Agreement.

The foregoing description of the material terms of the Term Loan Agreement and the Term Loan Subsidiary Guarantee Agreement is qualified in its entirety by reference to the Term Loan Agreement and the Term Loan Subsidiary Guarantee Agreement, respectively, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference herein.

364-Day Bridge Loan Agreement

On April 3, 2012, the Company entered into a 364-Day Bridge Loan Agreement (the “Bridge Loan Agreement”) by and among the Company, the Lenders party thereto, and Morgan Stanley Senior Funding, Inc., as Administrative Agent. The Bridge Loan Agreement provides for a 364-day bridge loan facility of US$1,900,000,000. The obligations under the Bridge Loan Agreement are general unsecured obligations of the Company. In connection with the Bridge Loan Agreement, the Company, CBC, MC Holding, CBC Holdco, CBC Holdco 2, Newco, Coors Holdco, MC 2005, MC Capital Finance, International General, MCI LP and Callco entered into a Subsidiary Guarantee Agreement dated April 3, 2012 (the “Bridge Loan Subsidiary Guarantee Agreement”) pursuant to which MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco and MCI LP agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company under the Bridge Loan Agreement, in each case, on the terms and subject to the conditions set forth in the Bridge Loan Subsidiary Guarantee Agreement. On the date that the Issuer issues the Convertible Note, the Issuer will also provide a guarantee of the obligations of the Company under the Bridge Loan Agreement.

The foregoing description of the material terms of the Bridge Loan Agreement and the Bridge Loan Subsidiary Guarantee Agreement is qualified in its entirety by reference to the Bridge Loan Agreement and the Bridge Loan Subsidiary Guarantee Agreement, respectively, copies of which are attached hereto as Exhibits 10.3 and 10.4 and incorporated by reference herein.

Revolving Credit Agreement

On April 3, 2012, the Company entered into a Credit Agreement (the “Credit Agreement”) by and among the Company, MC 2005, MCI LP, Molson Coors Canada Inc. (“MCCI”) and Molson Coors Brewing Company (UK) Limited (“MCBC UK”), the Lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent. MC 2005, MCI LP, MCCI and MCBC UK are referred to as the “Borrowing Subsidiaries.” Pursuant to the Credit Agreement, the Company guaranteed all obligations of the Borrowing Subsidiaries owing under the Credit Agreement.

The Credit Agreement provides for a four-year revolving credit facility of US$300,000,000; provided that the Borrower may request to increase the credit facility by up to an additional US$100,000,000 that is not committed by any lender. The obligations under the Credit Agreement are general unsecured obligations of the Company and the Borrowing Subsidiaries. In connection with the Credit Agreement, the Company, CBC, MC Holding, CBC Holdco, CBC Holdco 2, Newco, MCI LP, Coors Holdco, MC 2005, MC Capital Finance, International General, Callco, MCCI, Molson Inc. (“Molson”), MCBC UK, Molson Coors Holdings Limited (“Holdings Limited”) and Golden Acquisition (“Golden”) entered into a Subsidiary Guarantee Agreement dated April 3, 2012 (the “Credit Agreement Subsidiary Guarantee Agreement”) pursuant to which (i) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco and MCI LP agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company and each US Borrowing Subsidiary (as defined therein) under the Credit Agreement, (ii) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco, MCI LP, Molson and MCCI agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each Canadian Borrowing Subsidiary (as defined therein) under the Credit Agreement, and (iii) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco, MCI LP, MCBC UK, Holdings Limited and Golden agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each UK Borrowing Subsidiary (as defined therein) under the Credit Agreement, in each case, on the terms and subject to the conditions set forth in the Credit Agreement Subsidiary Guarantee Agreement. On the date that the Issuer issues the Convertible Note, the Issuer will also provide a guarantee of the obligations of the Company and each Borrowing Subsidiary under the Credit Agreement.

The foregoing description of the material terms of the Credit Agreement and the Credit Agreement Subsidiary Guarantee Agreement is qualified by reference to the Credit Agreement and the Credit Agreement Subsidiary Guarantee Agreement, respectively, copies of which are attached hereto as Exhibits 10.5 and 10.6 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Term Loan Agreement

As discussed above, on April 3, 2012, the Company entered into the Term Loan Agreement which provides for a term loan facility in the maximum principal amount of US$300,000,000. Unless terminated earlier, the Term Loan Agreement will mature on April 3, 2016, and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, if any, will be payable in full upon such date.

The term loan facility will be available for the Company to finance the purchase price of the Transaction and pay fees and expenses incurred in connection with the Transaction. Any funding under the term loan facility would occur substantially concurrently with the consummation of the Transaction, subject to customary conditions for acquisition financings of this type.

Loans under the Term Loan Agreement will bear interest at a variable rate based on, at the Company’s option, LIBOR or a base rate, in each case plus the applicable margin described in the Term Loan Agreement. In the case of U.S. dollar denominated loans, such base rate is based on the highest of (i) the U.S. prime rate, (ii) the federal funds rate plus 0.5% or (iii) the LIBOR rate for one month plus 1%. Euro-denominated loans are based on LIBOR. The applicable margin is based on the Company’s senior, unsecured, non-credit enhanced, long-term debt rating by Moody’s, Standard & Poor’s and Fitch (the “Debt Rating”), and ranges, in the case of base rate loans, from 0.25% to 1.5% per annum and, in the case of LIBOR loans, from 1.25% to 2.50% per annum. In the case of a payment default, the otherwise applicable interest rate may be raised 2.00% per annum and apply to any overdue amounts. The Company will pay each lender under the Term Loan Agreement a commitment fee, which will accrue in an amount that ranges between 0.15% and 0.375%, depending upon the Debt Rating, for the daily average undrawn commitment of such lender until such commitment terminates.

The Term Loan Agreement contains customary events of default, specified representations and warranties and covenants, including, among other things, covenants that restrict the ability of the Company and its subsidiaries to incur certain additional priority indebtedness, create or permit liens on assets or engage in mergers or consolidations. The Term Loan Agreement also requires the Company to maintain a maximum leverage ratio of (i) 4.00:1.00, during the period from April 3, 2012 to and including September 30, 2012, (ii) 3.75:1.00, during the period from October 1, 2012 to and including March 31, 2013, and (iii) 3.50:1.0 thereafter.

Pursuant to the Term Loan Subsidiary Guarantee Agreement, (i) CBC, MC Holding, CBC Holdco, CBC Holdco 2, Newco, MCI LP, Coors Holdco, MC 2005, MC Capital Finance, International General and Callco agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company and (ii) any direct subsidiary organized under the laws of the Grant Duchy of Luxembourg will guarantee the payment when and as due of the obligations of the Additional Borrower (as defined therein) under the Term Loan Agreement, in each case on the terms and subject to the conditions set forth in the Term Loan Subsidiary Guarantee Agreement. On the date that the Issuer issues the Convertible Note, the Issuer will also provide a guarantee of the obligations of the Company under the Term Loan Agreement.

The Company intends to add MCBC UK, Golden and Holdings Limited as additional subsidiary guarantors of the Company’s obligations under the Term Loan Agreement.

The foregoing description of the material terms of the Term Loan Agreement and the Term Loan Subsidiary Guarantee Agreement is qualified by reference in its entirety to the Term Loan Agreement and the Term Loan Subsidiary Guarantee Agreement, respectively, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated by reference herein.

Bridge Loan Agreement

As discussed above, on April 3, 2012, the Company entered into the Bridge Loan Agreement, which provides for a bridge loan facility in the maximum principal amount of US$1,900,000,000. Unless terminated earlier, the Bridge Loan Agreement will mature on April 2, 2013, and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, if any, will be payable in full upon such date.

The bridge loan facility will be available for the Company to finance the purchase price of the Transaction and pay fees and expenses incurred in connection with the Transaction. Any funding under the Bridge Loan Agreement would occur substantially concurrently with the consummation of the Transaction, subject to customary conditions for acquisition financings of this type.

Loans under the Bridge Loan Agreement will bear interest at a variable rate based on, at the Company’s option, LIBOR or a base rate which is based on the highest of (i) the U.S. prime rate, (ii) the federal funds rate plus 0.5% or (iii) the LIBOR rate for one month plus 1%, in each case plus an applicable margin depending on the Debt Rating. From the date of the closing of the Transaction through 89 days after such date, the applicable margin ranges, in the case of base rate loans, from 0.25% and 1.5% and, in the case of LIBOR loans, from 1.25% to 2.50% per annum. From 90 days after the closing of the Transaction through 179 days after the closing of the Transaction, the applicable margin ranges, in the case of base rate loans, from 0.75% to 2.0% and, in the case of LIBOR loans, from 1.75% to 3.0%. From 180 days after the closing of the Transaction through 269 days after the closing of the Transaction, the applicable margin ranges, in the case of base rate loans, from 1.25% to 2.5% and, in the case of LIBOR loans, from 2.25% to 3.50%. From 270 days after the closing of the Transaction and thereafter, the applicable margin ranges, in the case of base rate loans, from 1.75% to 3.0% and, in the case of LIBOR loans, from 2.75% to 4.0%. In the case of a payment default, the otherwise applicable interest rate may be raised 2.00% per annum on all overdue amounts. The Company will pay each lender under the Bridge Loan Agreement a commitment fee, which will accrue in an amount which ranges between 0.15% and 0.375%, depending upon the Debt Rating, for the daily average undrawn commitment of such lender until such commitment terminates.

The Bridge Loan Agreement contains customary events of default, specified representations and warranties and covenants, including, among other things, covenants that restrict the ability of the Company and its subsidiaries to incur certain additional priority indebtedness, create or permit liens on assets, or engage in mergers or consolidations. The Bridge Loan Agreement also requires the Company to maintain a maximum leverage ratio of (i) 4.00:1.00, during the period from April 2, 2012 to and including September 30, 2012, (ii) 3.75:1.00, during the period from October 1, 2012 to and including March 31, 2013, and (iii) 3.50:1.0 thereafter.

Pursuant to the Bridge Loan Subsidiary Guarantee Agreement, MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco and MCI LP agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company under the Bridge Loan Agreement. On the date that the Issuer issues the Convertible Note, the Issuer will also provide a guarantee of the obligations of the Company under the Bridge Loan Agreement.

The Bridge Loan Agreement contains provisions requiring the reduction of the commitments of the lenders and the prepayment of outstanding advances by the amount of net proceeds resulting from the incurrence of certain indebtedness by the Company or its subsidiaries, the issuance of certain capital stock by the Company and certain non-ordinary course sales or dispositions of assets by the Company or its subsidiaries, in each case subject to exceptions set forth in the Bridge Loan Agreement.

The Company intends to add MCBC UK, Golden and Holdings Limited as additional subsidiary guarantors of the Company’s obligations under the Bridge Loan Agreement.

The foregoing description of the material terms of the Bridge Loan Agreement and the Bridge Loan Subsidiary Guarantee Agreement is qualified by reference in its entirety to the Bridge Loan Agreement and the Bridge Loan Subsidiary Guarantee Agreement, respectively, copies of which are attached hereto as Exhibits 10.3 and 10.4 and incorporated by reference herein.

Revolving Credit Agreement

As discussed above, on April 3, 2012, the Company and the Borrowing Subsidiaries entered into the Revolving Credit Agreement which provides for a revolving credit facility in the maximum principal amount of US$300,000,000, plus an uncommitted option by the Company to increase the facility by up to US$100,000,000. Unless terminated earlier, the Credit Agreement will mature on April 3, 2016, and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, if any, will be payable in full on such date.

The revolving credit facility will be available for the Company to finance the purchase price of the Transaction and pay fees and expenses incurred in connection with the Transaction. Any initial funding under the revolving credit facility would occur substantially concurrently with the consummation of the Transaction, subject to customary conditions for acquisition financings of this type. Any funding under the revolving credit facility after the consummation of the Transaction may be used for general corporate purposes of the Company and its subsidiaries.

Loans under the Credit Agreement will bear interest, at the Company’s option, at a variable rate (a) for U.S. dollar denominated loans, based on LIBOR or a base rate that is based on the highest of (i) the U.S. prime rate, (ii) the federal funds rate plus 0.5% and (iii) the LIBOR rate for one month plus 1%, in each case, plus an applicable margin depending on the Debt Rating, (b) for Canadian dollar denominated loans, based on the greater of (i) the Canadian prime rate and (ii) the CDOR Rate (as defined in the Credit Agreement) plus 0.5%, plus an applicable margin based on the Debt Rating, (c) for Canadian dollar denominated bills of exchange, based on the applicable rate (which is based upon credit agency ratings, applicable on such date to index debt and the principal amount outstanding under this facility), plus an applicable margin based on the Debt Rating and (d) for Sterling or Euro denominated loans, based on LIBOR plus an applicable margin based on the Debt Rating. The applicable margin ranges, in the case of base rate loans, from 0.25% to 1.5% and, in the case of LIBOR loans, from 1.25% to 2.50% per annum. In the case of a payment default, the otherwise applicable interest rate may be raised 2.00% per annum on all overdue amounts. The Company will pay each lender under the Credit Agreement a commitment fee, which will accrue in an amount that ranges between 0.15% and 0.375%, depending upon the Debt Rating, for the daily average undrawn commitment of such lender until such commitment terminates.

The Credit Agreement contains customary events of default and specified representations and warranties and covenants, including, among other things, covenants that restrict the ability of the Company and its subsidiaries to incur certain additional priority indebtedness, create or permit liens on assets, or engage in mergers or consolidations. The Credit Agreement also requires the Company to maintain a maximum leverage ratio of (i) 4.00:1.00 during the period from April 3, 2012 to and including September 30, 2012, (ii) 3.75:1.00 during the period from October 1, 2012 to and including March 31, 2013 and (iii) 3.50:1.0 thereafter.

Pursuant to the Credit Agreement Subsidiary Guarantee Agreement, the Subsidiary Guarantors agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company and the Subsidiary Borrowers under the Credit Agreement as follows: (i) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco and MCI LP agreed to guarantee, jointly and severally, the payment when and as due of the obligations of the Company and each US Borrowing Subsidiary (as defined therein) under the Credit Agreement, (ii) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco, MCI LP, Molson and MCCI agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each Canadian Borrowing Subsidiary (as defined therein) under the Credit Agreement and (iii) MC Capital Finance, International General, Coors Holdco, Callco, MC 2005, CBC, MC Holding, CBC Holdco 2, CBC Holdco, Newco, MCI LP, MCBC UK, Holdings Limited and Golden agreed to guarantee, jointly and severally, the payment when and as due of the obligations of each UK Borrowing Subsidiary (as defined therein) under the Credit Agreement. On the date that the Issuer issues the Convertible Note, the Issuer will also provide a guarantee of the obligations of the Company and each Borrowing Subsidiary under the Credit Agreement.

The Company intends to add MCBC UK, Golden and Holdings Limited as additional subsidiary guarantors of the Company’s and each Borrowing Subsidiary’s obligations under the Credit Agreement (other than the obligations of MCBC UK as a Borrowing Subsidiary, which are currently guaranteed by Golden and Holdings Limited).

The foregoing description of the material terms of the Credit Agreement and the Credit Agreement Subsidiary Guarantee Agreement is qualified by reference in its entirety to the Credit Agreement and the Credit Agreement Subsidiary Guarantee Agreement, respectively, copies of which are attached hereto as Exhibits 10.5 and 10.6 and incorporated by reference herein.

Item 8.01 Other Events.

A copy of the press release of the Company announcing the Transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement, dated as of April 3, 2012, by and among Molson Coors Brewing Company, Molson Coors Holdco – 2 Inc. and Starbev L.P.

2.2	Management Warranty Deed, dated as of April 3, 2012, by and among the management warrantors named therein, Starbev L.P. and Molson Coors Holdco – 2 Inc.

10.1	Term Loan Agreement, dated as of April 3, 2012, by and among Molson Coors Brewing Company, the Lenders party thereto, and Deutsche Bank AG New York Branch, as Administrative Agent

10.2	Term Loan Subsidiary Guarantee Agreement, dated as of April 3, 2012, among Molson Coors Brewing Company, Molson Canada 2005, Molson Coors International LP, Coors Brewing Company, CBC Holdco LLC, CBC Holdco 2 LLC, MC Holding Company LLC, Molson Coors Capital Finance ULC, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson Coors Callco ULC, Newco3, Inc. and Deutsche Bank AG New York Branch, as Administrative Agent

10.3	Bridge Loan Agreement, dated as of April 3, 2012, by and among Molson Coors Brewing Company, the Lenders party thereto, and Morgan Stanley Senior Funding, as Administrative Agent

10.4	Bridge Loan Subsidiary Guarantee Agreement, dated as of April 3, 2012, among Molson Coors Brewing Company, Molson Canada 2005, Molson Coors International LP, Coors Brewing Company, CBC Holdco LLC, CBC Holdco 2 LLC, MC Holding Company LLC, Molson Coors Capital Finance ULC, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson Coors Callco ULC, Newco3, Inc. and Morgan Stanley Senior Funding, Inc., as Administrative Agent

10.5	Credit Agreement, dated as of April 3, 2012, by and among Molson Coors Brewing Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP, the Lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent

10.6	Credit Agreement Subsidiary Guarantee Agreement, dated as of April 3, 2012, among Molson Coors Brewing Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc., Molson Coors International LP, Coors Brewing Company, CBC Holdco LLC, CBC Holdco 2 LLC, MC Holding Company LLC, Molson Coors Capital Finance ULC, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson Coors Callco ULC, Newco3, Inc., Molson Inc., Molson Coors Holdings Limited, Golden Acquisition and Deutsche Bank AG New York Branch, as Administrative Agent

10.7	Form of Convertible Note Term Sheet

99.1	Press Release of Molson Coors Brewing Company, dated April 3, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2012

MOLSON COORS BREWING COMPANY

/s/ SAMUEL D. WALKER
By:	Samuel D. Walker
Global Chief Legal & People Officer

Exhibit Index

Exhibit Number	Description

2.1	Agreement, dated as of April 3, 2012, by and among Molson Coors Brewing Company, Molson Coors Holdco – 2 Inc. and Starbev L.P.

2.2	Management Warranty Deed, dated as of April 3, 2012, by and among the management warrantors named therein, Starbev L.P. and Molson Coors Holdco – 2 Inc.

10.1	Term Loan Agreement, dated as of April 3, 2012, by and among Molson Coors Brewing Company, the Lenders party thereto, and Deutsche Bank AG New York Branch, as Administrative Agent

10.2	Term Loan Subsidiary Guarantee Agreement, dated as of April 3, 2012, among Molson Coors Brewing Company, Molson Canada 2005, Molson Coors International LP, Coors Brewing Company, CBC Holdco LLC, CBC Holdco 2 LLC, MC Holding Company LLC, Molson Coors Capital Finance ULC, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson Coors Callco ULC, Newco3, Inc. and Deutsche Bank AG New York Branch, as Administrative Agent

10.3	Bridge Loan Agreement, dated as of April 3, 2012, by and among Molson Coors Brewing Company, the Lenders party thereto, and Morgan Stanley Senior Funding, as Administrative Agent

10.4	Bridge Loan Subsidiary Guarantee Agreement, dated as of April 3, 2012, among Molson Coors Brewing Company, Molson Canada 2005, Molson Coors International LP, Coors Brewing Company, CBC Holdco LLC, CBC Holdco 2 LLC, MC Holding Company LLC, Molson Coors Capital Finance ULC, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson Coors Callco ULC, Newco3, Inc. and Morgan Stanley Senior Funding, Inc., as Administrative Agent

10.5	Credit Agreement, dated as of April 3, 2012, by and among Molson Coors Brewing Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP, the Lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent, and Deutsche Bank AG, Canada Branch, as Canadian Administrative Agent

10.6	Credit Agreement Subsidiary Guarantee Agreement, dated as of April 3, 2012, among Molson Coors Brewing Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc., Molson Coors International LP, Coors Brewing Company, CBC Holdco LLC, CBC Holdco 2 LLC, MC Holding Company LLC, Molson Coors Capital Finance ULC, Molson Coors International General, ULC, Coors International Holdco, ULC, Molson Coors Callco ULC, Newco3, Inc., Molson Inc., Molson Coors Holdings Limited, Golden Acquisition and Deutsche Bank AG New York Branch, as Administrative Agent

10.7	Form of Convertible Note Term Sheet

99.1	Press Release of Molson Coors Brewing Company, dated April 3, 2012